Exhibit 99.1


                            Pacific Capital Bancorp
                            -----------------------


                             2007 PERFORMANCE-BASED
                       ANNUAL INCENTIVE COMPENSATION PLAN


                                   AUGUST 2007

                             2007 PERFORMANCE-BASED
                       ANNUAL INCENTIVE COMPENSATION PLAN

INTRODUCTION

Pacific Capital Bancorp (the "Company") is willing to provide annual cash incentive award opportunities for eligible employees, through the use of a Performance-Based Annual Incentive Compensation Plan (the "Plan"). The annual incentive awards will provide a payment based upon attainment of specified goals and objectives. The objective is to align the interests of these employees with the interests of the Company in obtaining superior financial results.

1.   OBJECTIVE & PURPOSE

     The Company believes in pay for performance, and desires to implement a performance-based culture. The Company is committed to rewarding employees for the achievement of annual performance goals. This Plan is designed to reward and retain high performers, and to drive the long-term financial success of the Company. The Plan should encourage teamwork and create an environment where employees are rewarded if the Company and his/her department achieve or exceed pre-determined annual performance criteria. The Plan is also designed to reward employees for achieving and exceeding individual performance criteria. It is prospective in design with the utilization of a defined payout formula that is based upon the achievement of a combination of pre-determined Company and department/individual performance criteria.

2.   PARTICIPATION/ELIGIBLITY

     Each Plan Year the CEO shall submit to the Compensation Committee of the Board of Directors ("Committee") a list of eligible employees (or employee groups) for participation in the Plan for the upcoming Plan Year. In addition to a listing of the eligible employees, the CEO shall also provide the Committee with a summary of the annual incentive award tiers, the incentive award opportunities for each tier, the weighting of Company versus department/individual performance goals, and a summary of possible payouts. Each Plan participant shall be notified of eligibility for participation in the Plan.

     For 2007, the Plan has been limited to a select group of officers of the Company as defined under the 2007 Plan Design Chart set forth in Section 4. In addition, at the sole and absolute discretion of the CEO, annual incentive payments may be made under the Plan to other exempt employees who have demonstrated exemplary performance but have not been designated eligible employees under the Plan. Such incentive payment amounts will be determined in accordance with the 2007 Plan Design Chart set forth in
     Section 4. In the case of an employee that has been granted eligibility to participate in the Plan but does not maintain a job title that qualifies for an incentive payment under 2007 Plan Design Chart, the CEO may award a discretionary incentive payment to such individual under the Plan, subject to the approval of the Compensation Committee.

     Eligibility requirements include:

     |X| New employees must be employed by October 1st in a given Plan Year to be eligible for an award related to performance in that Plan Year.


                                                             Page 1, August 2007

     |X| Employees hired after October 1st must wait until the next fiscal year to be eligible for an award.
     |X| Employees hired before October 1st who work a partial year will receive pro-rated awards.
     |X| Plan participants must receive a minimum performance rating of "expectations achieved" or better for the Plan Year to be eligible for any payout.
     |X| A Plan participant must be an active employee as of the award payout date to receive an award.
     |X| Eligible employees who terminate employment due to disability, death or retirement (as defined by the Company's official retirement policies) can receive a partial award based on the percentage of days the eligible employee was actively employed in the calendar year, even if they are not employed as of the award payout date.

     Employees who participate in variable or commission pay programs or the Refund Anticipation Loan department incentive program are not eligible to participate in this Plan.

3.   PLAN YEAR/PERFORMANCE PERIOD

     The Plan Year and performance period operate on a calendar year basis (January 1st to December 31st).

4.   2007 PLAN DESIGN

     The 2007 Plan design incorporates a tiered approach with annual incentive awards that are linked to the achievement of pre-defined performance goals. The incentive ranges (as a percent of salary) are designed to provide market competitive payouts for the achievement of minimum, target and maximum performance goals. The table below provides the basic Plan design to be used in 2007 and will be reviewed annually to ensure alignment with corporate objectives. The basic Plan design must be approved by both the Compensation Committee and the Board of Directors on an annual basis.

     -----------------------------------------------------------------------------------------------------------
     Tier      Officers Included           Incentive Award Opportunities           Performance Objectives
                                                (Percent of Salary)                     (Weighting)
     -----------------------------------------------------------------------------------------------------------
                                        Minimum      Target       Maximum         Company      Dept/Individual
     -----------------------------------------------------------------------------------------------------------
        I      CEO                         0%         75%          150%            100%               0%
     -----------------------------------------------------------------------------------------------------------
       II      CEO Direct Reports          0%         50%          100%          50% - 75%        25% - 50%
     -----------------------------------------------------------------------------------------------------------
      III A    SVPs - Production           0%         25%           50%             40%              60%
               Direct Reports
     -----------------------------------------------------------------------------------------------------------
               SVPs - Operations
      III B    Direct Reports              0%         25%           50%             50%              50%
     -----------------------------------------------------------------------------------------------------------
               VPs - Production
      IV A     (+ Branch Mgrs.)            0%         15%           30%             25%              75%
     -----------------------------------------------------------------------------------------------------------
      IV B     VPs - Operations            0%         15%           30%             30%              70%
     -----------------------------------------------------------------------------------------------------------


                                                             Page 2, August 2007
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5.   AWARD OPPORTUNITIES

     Minimum, target, and maximum award opportunity levels, expressed as a percent of salary, have been set for each eligible employee. The actual payouts will be calculated using a ratable approach, where payouts are calculated as a proportion of minimum, target and maximum performance levels. An example calculation is provided in Section 7.

     A. Minimum Performance: The minimum level of performance needed to be eligible to receive an incentive award.
     B. Target Performance: The budgeted, or expected, level of performance based upon both historical data and management's best judgment of expected performance during the performance period.
     C. Maximum Performance: The level of performance which based upon historical performance and management's judgment would be exceptional or significantly beyond the expected.

6.   PERFORMANCE OBJECTIVES

     The Plan will provide annual incentive awards to Plan participants based on overall Company and Department and/or Individual performance objectives. The performance objectives are determined by using the Company's performance history, peer data, market data, and management's judgment of what reasonable levels can be reached, based on previous experience. At the beginning of each plan year, based on recommendations from the CEO and other Company management, the Compensation Committee shall determine and approve the performance objectives for the CEO and four other highest paid employees (the "Covered Employees"). The performance objectives for the Covered Employees may consist of one or more of the following: Revenue, Revenue Growth, Net Income, Net Income Growth, Total Assets, Growth in Total Assets, Deposits, Growth of Deposits, Loans, Loan Growth, EPS, EPS Growth, Efficiency Ratio Improvement, Charge Offs, Non-Performing Loans to Total Loans and other strategic performance initiatives that may apply to the Covered Employees. The foregoing performance objectives may be applied to the Company, a division of the corporation or subsidiary of the corporation. The Compensation Committee will submit the approved plan design to the Board of Directors for approval. The specific performance criteria for participants that are not Covered Employees will be determined by management and communicated via a goal setting worksheet. These worksheets will clearly define the performance objectives at minimum, target, and maximum levels and will define the potential award opportunity for the Plan participants.

     A. Company Performance - The overall Company performance will be based on measurement criteria approved by the Compensation Committee and Board of Directors. The percentage of payout for overall Company performance will be allocated based on the specific weighting of the Company goal(s), as well as on the participant's tier level and the actual performance compared to the pre-determined minimum, target, and maximum performance levels.
     B. Department or Individual Performance - Plan participants below Tier I of the Plan will also have a portion of their annual incentive award based on a combination of department and/or individual performance criteria. The number of performance criteria included, the specific type of performance criteria to use, and the weighting of each criteria for the overall incentive award, will vary based on tier and Plan participant.


                                                             Page 3, August 2007
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7.   AWARD CALCULATION (Example)

     The actual award payouts will be calculated using a ratable approach, where award payouts are calculated as a proportion of minimum, target and maximum award opportunities. If actual performance falls between a performance level, the payout will also fall between the pre-defined performance level on a pro-rated basis.

     An example of how a payout amount is determined is provided in the example below.

     |X| Plan participant = Tier II Executive with a base salary of $200,000 |X| Award Opportunity = 50% of base salary at target and 100% of base salary at maximum
     |X| Performance Objectives = 60% based on Company performance and 40% based on Department or Individual performance

            Goal
            Weight
 Company    (Total     Criteria                                      Actual
  Goal/s     100%)     (example)    Minimum    Target   Maximum    Performance      Bonus Calculation         Actual Payment
--------- ---------- ----------- ----------- --------- ---------  --------------   -------------------       ---------------
                                                                                    Salary x Target
   60%       100%     Net Income    X Value   Y Value   Z Value     Y Value      Performance % x Company     $200,000 x 50% x
                                                                     (Target)     Goal % x Goal Weight %   60% x 100% = $60,000

           Dept./
 Dept./    Indiv.
 Indiv.   Goal Weight                                                 Actual
 Goal/s   (Total 100%)  Criteria     Minimum    Target   Maximum    Performance     Bonus Calculation         Actual Payment
--------- ------------ ----------- ----------- --------- ---------  ------------ ---------------------      -----------------
                                                                                    Salary x Target
             50%       Fee Income       X         Y         Z       Y (Target)        Performance % x         $200,000 x 50% x
                                                                                 Dept./Ind. Goal % x Goal   40% x 50% = $20,000
                                                                                         Weight %
                                                                                 Salary x Max Performance     $200,000 x 100% x
             20%     Deposit Growth     A         B         C       C (Maximum)   % x Dept./Ind. Goal % x    40% x 20% = $16,000
                                                                                      Goal Weight %
   40%                                                                             Salary x Threshold
              5%       Loan Growth      Q         R         S       Q (Minimum)       Performance % x         $200,000 x 0% x
                                                                                 Dept./Ind. Goal % x Goal       40% x 5% = $0
                                                                                         Weight %
                                                                                 Salary x Between Targ. &
             25%         Other          L         M         N      M/N (Between     Max Performance & x      $200,000 x 75% x 40% x
                                                                  Target & Max)   Dept./Ind. Goal % x Goal      25% = $15,000
                                                                                         Weight %
TOTAL PAYOUT                                                                                                   $111,000 (55.5%)

     Notwithstanding the foregoing, no incentive payment shall be made to a Covered Employee unless prior to such payment, the Compensation Committee certifies that the performance goals that provide for the payment have been satisfied.

8.   EARNING OF ANNUAL INCENTIVE AWARDS

     Incentive awards will be earned during each Plan Year/Performance Period. If the Company does not meet minimum performance levels, there will be no payouts for the Company's performance objective portion to Plan participants. However, the Plan participants will still be eligible to receive payouts related to their department or individual performance objectives.


                                                             Page 4, August 2007

9.   PAYMENT OF AWARDS

     After all performance results are available at year-end, the award calculation for each Plan participant will be submitted to the CEO and the Compensation Committee for approval. Awards are then paid out as a special payment, less any applicable tax withholdings, within two and one half months following the fiscal year-end. The awards granted and payments made to Covered Employees under this Plan are intended to qualify as performance-based compensation under Section 162(m).

10.  PLAN ADMINISTRATION

     The Program Administrator is the Human Resources Director of the Company. The Program Administrator reviews all recommendations with the CEO for approval prior to submission to the Compensation Committee and has responsibility to ensure fair and consistent consideration of eligible Plan participants. The Program Administrator or the CEO may recommend modifications to the program design and review the effectiveness of the plan on an annual basis with the Committee.

     The Board also has the sole ability to decide if an extraordinary occurrence totally outside of management's influence, be it a windfall or a shortfall, has occurred during the current Plan Year, and whether the awards should be adjusted to reflect the effects of such events. Notwithstanding the foregoing, such discretionary authority shall not be exercised with respect to any incentive awards payable to Covered Employees. Such payments shall be determined solely from the plan design approved by the Compensation Committee.

11.  TERMINATION OF EMPLOYMENT

     If a Plan participant is terminated by the Company, or voluntarily terminates his/her employment with the Company prior to payout, no incentive award will be paid. To encourage employees to remain employed by the Company, a participant must be an active employee of the Bank on the date the incentive is paid to receive an award. However, there are exceptions for terminations as a result of death, disability, or official retirement.

     If a participant is disabled and placed on long-term disability, his/her bonus award for the Plan period shall be prorated so that no award will be earned during the period of long-term disability. In the event of death, the Company will pay to the participant's estate the pro-rata portion of the award that had been earned by the participant. Employees who qualify for official retirement will receive payment for a pro-rata portion of the award that they would be eligible for prior to retirement.

12.  AMENDMENTS AND PLAN TERMINATION

     The Company has developed the Plan on the basis of existing business, market and economic conditions, current services, and staff assignments. If substantial changes occur that affect these conditions, services, assignments, or forecasts, the Company may add to, amend, modify or discontinue any of the terms or conditions of the Plan at any time with approval from the Board of Directors. The Board of Directors may, at its sole discretion, terminate, change or amend any of the Plan as it deems appropriate to comply with applicable laws and regulations.


                                                             Page 5, August 2007

13.  CLAIMS AND REVIEW PROCEDURES

     The Administrator shall have the authority to interpret, administer and decide participant claims with the approval of the CEO and the Compensation Committee. Any claims in response to the decisions of the Administrator or the Committee shall be settled through binding Arbitration.

14.  MISCELLANEOUS

     A. Binding Effect. This Plan shall bind the Plan participant, the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

     B. No Guarantee of Employment. This Plan is not an employment policy or contract. It does not give the Plan participant the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Plan participant.

     C. Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     D. Reorganization. If the Company shall merge into or consolidate with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person such succeeding or continuing company, firm, or person shall succeed to, assume and discharge the obligations of the Company under the current Plan Year. Upon the occurrence of such event, the term "Company" as used in this Plan shall be deemed to refer to the successor or survivor company.

     E. Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

     F. Applicable Law. The Plan and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

     G. Entire Plan. This Plan constitutes the entire Plan between the Company and the Plan participant as to the subject matter hereof. No rights are granted to the Plan participant by virtue of this Plan other than those specifically set forth herein.

     H. Designated Fiduciary. The Company shall be the named fiduciary and Plan Administrator under the Plan. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.


IN WITNESS WHEREOF, the Company has signed this Plan document as of ___________, 20______.


                                        Company Name:

                                        By:______________________________


                                        Title:____________________________



                                                             Page 6, August 2007